SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14

                       Chaconia Income & Growth Fund, Inc.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1.     Title of each class of securities to which transaction applies:

       2.     Aggregate number of securities to which transaction applies:

       3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4.     Proposed maximum aggregate value of transaction:

       5.     Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1.     Amount Previously Paid:

       2.     Form, Schedule or Registration Statement No.:

       3.     Filing Party:

       4.     Date Filed:

                     THE CHACONIA INCOME & GROWTH FUND, INC.
                               c/o Foley & Lardner
                            777 East Wisconsin Avenue
                         Milwaukee, Wisconsin 53202-5367


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

       Notice is hereby given that the annual meeting (the "Annual Meeting") of stockholders of The Chaconia Income & Growth Fund, Inc. (the "Fund") will be held at the offices of FOLEY & LARDNER, 3000 K Street, N.W., Suite 500, Washington, D.C. 20007-5109 on Tuesday, May 18, 1999 at 1:00 P.M. (EASTERN TIME) for the following purposes:

       1. To ratify or reject the selection of PricewaterhouseCoopers LLP, independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending December 31, 1999.

       2. To elect five (5) directors of the Fund, to hold office until the annual meeting of stockholders in 2004 and until their successors are duly elected and qualified.

       3. To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

       The close of business on March 31, 1999 has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

       All stockholders are cordially invited to attend the Annual Meeting in person, if possible. Stockholders who are unable to be present in person are requested to execute and promptly return the accompanying proxy in the enclosed envelope. The proxy is being solicited by the directors of the Fund. Your attendance at the Annual Meeting, whether in person or by proxy, is important to ensure a quorum. If you return the proxy, you still may vote your shares in person by giving notice (by subsequent proxy or otherwise) to the Secretary of the Fund at any time prior to its vote at the Annual Meeting.

                                       By Order of the Board of Directors


                                       /s/Ulice Payne, Jr., Secretary
                                       Ulice Payne, Jr., Secretary

April 21, 1999

       YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.

                     THE CHACONIA INCOME & GROWTH FUND, INC.
                          American Data Services, Inc.
                         The Hauppauge Corporate Center
                                150 Motor Parkway
                                    Suite 109
                               Hauppauge, NY 11788

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 18, 1999

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Chaconia Income & Growth Fund, Inc. (the "Fund") to be voted at the annual meeting of stockholders (the "Annual Meeting") to be held on Tuesday, May 18, 1999 at 1:00 P.M. Eastern Time, at the offices of Foley & Lardner, 3000 K Street, N.W., Suite 500, Washington, D.C. 20007-5109, and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The mailing of the Notice of Annual Meeting, this Proxy Statement and the accompanying forms hereof will take place on or about April 21, 1999.

                               GENERAL INFORMATION

       All properly executed proxies received prior to the annual meeting will be voted at the annual meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors, FOR the ratification of the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for the fiscal year ending December 31, 1999 and such other business or matters which may properly come before the Annual Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the ratification of the independent public accountants and the election of directors, the Board has no knowledge of any matters to be presented for action by the stockholders at the Annual Meeting.

       Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by (i) giving written notice to Ulice Payne, Jr., the Secretary of the Fund, c/o Foley & Lardner, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202; (ii) by signing another proxy of a later date; or (iii) by personally casting his or her vote in person. Presence at the Annual Meeting of a stockholder who has signed a proxy does not in itself revoke a proxy.

       The Board of Directors has fixed the close of business on March 31, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. On that date, the Fund had, outstanding and entitled to vote, 4,427,519.641 shares of common stock. Each share of common stock is entitled to one vote on each matter to be presented at the meeting. At the Annual Meeting, a quorum will exist with respect to each matter to be voted upon if one-third of the shares of common stock entitled to be cast thereon is represented in person or by proxy. EACH

PROPOSAL REQUIRES A VOTE OF A MAJORITY OF THE FUND'S OUTSTANDING COMMON STOCK.

       THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT AND MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, TO ANY STOCKHOLDER UPON REQUEST BY SENDING THE ATTACHED SELF-ADDRESSED POSTAGE PAID CARD TO THE CHACONIA INCOME & GROWTH FUND, INC., C/O AMERICAN DATA SERVICES, INC., 150 MOTOR PARKWAY, SUITE 109, HAUPPAUGE, NEW YORK 11788.


                                  PROPOSAL ONE
                    RATIFICATION OR REJECTION OF SELECTION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

       The Board of Directors recommends that the stockholders ratify the selection of PricewaterhouseCoopers LLP, independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending December 31, 1999. Their selection was approved by the unanimous written consent of all of the directors of the Fund, including all of the directors who are not "interested persons" of the Fund within the meaning of the 1940 Act. PricewaterhouseCoopers LLP has audited the accounts of the Fund since prior to the Fund's commencement of business on April 8, 1993, and does not have any direct financial interest or any material financial interest in the Fund. A representative of PricewaterhouseCoopers LLP is expected to attend the meeting and to have the opportunity to make a statement and respond to appropriate questions from stockholders.

       The Board of Directors of the Fund recommends that the stockholders of the Fund vote FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent certified public accountants of the Fund. Shares of Common
Stock Represented by Executed But Unmarked Proxies will be voted "FOR" the ratification of the selection of PricewaterhouseCoopers LLP as independent certified Public Accounts of the Fund.

                                  PROPOSAL TWO
                              ELECTION OF DIRECTORS

       The Board of Directors of the Fund currently consists of five persons elected to serve five-year terms. The Board of Directors is recommending that Judy Chang, Clarry Benn, Renrick Nickie, Dr. Roosevelt Williams and Dr. John A. Cole be elected to director positions at the Annual Meeting, each for terms expiring on the date of the Fund's annual meeting to be held in 2004 or until their respective successors are duly elected and qualified. Mr. Benn and Mr. Nickie also serve as executive officers of the Fund. It is the intention of the persons named in the enclosed proxy to vote in favor of the election of the nominees listed below. The Board of Directors of the Fund anticipates that each nominee for election as a director will be a candidate when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of directors).

       Certain information concerning the nominees is set forth as follows (directors deemed to be "interested persons" of the Fund for purposes of the 1940 Act are indicated by an asterisk):

                            Position(s) Held      Principal Occupation
    Name and Address         With the Fund       During Last Five Years
    ----------------         -------------       ----------------------

*Judy Y. Chang               Director and       Chairman  of   Trinidad   and
Trinidad and Tobago Unit     Chairman           Tobago       Unit       Trust
Trust Corporation                               Corporation,  8-97 to Present
74 Independence Square                          and   Consultant,   7-97   to
Port-of-Spain                                   Present;    Partner,    Price
Trinidad and Tobago, W.I.                       Waterhouse, LLP 1-80 to 6-97.

*Clarry Benn                 Director and       Executive   Director  of  the
Trinidad and Tobago Unit     President          Trinidad   and  Tobago   Unit
Trust Corporation                               Trust  Corporation,  9-96  to
74 Independence Square                          Present     and     Executive
Port-of-Spain                                   Manager,    Investments   and
Trinidad and Tobago, W.I.                       Financial  Trust  Accounting,
                                                8-92 to 8-96.

*Renrick Nickie              Director, Vice     Executive Manager,  Marketing
Trinidad and Tobago Unit     President and      and    Operations    of   the
Trust Corporation            Treasurer          Trinidad   and  Tobago   Unit
74 Independence Square                          Trust  Corporation,  8-92  to
Port-of-Spain                                   Present.
Trinidad and Tobago, W.I.

Dr. John A. Cole             Director           Professor     at     Benedict
2943 Landing Way                                College,   8-98  to  Present;
Orangeburg, SC 29115                            Visiting Professor of Finance
                                                at the  University  of  North
                                                Carolina at  Charlotte,  9-97
                                                to 7-98; Professor of Finance
                                                at   South   Carolina   State
                                                University  8-95 to  Present;
                                                Associate     Professor    of
                                                Finance   at   Florida    A&M
                                                University, 8-89 to 8-95.

Dr. Roosevelt J. Williams    Director           Director, Cipriani College
Cipriani College of Labour                      of Labour and Cooperative
and Cooperative Studies                         Studies, 8-97 to Present and
Churchill Roosevelt Highway                     Education Consultant, 1-96
Valsayn, Trinidad and                           to 7-97; Professor of Howard
Tobago, W.I.                                    University, 8-89 to 12-95.

       The Corporation pays directors who are not "interested persons" of the Fund nor employees of its investment advisor $500 per meeting of the board attended by the director. Directors also are reimbursed by the Corporation for any expenses incurred in attending meetings.

       As of March 31, 1999, all officers and directors of the Fund as a group (6 persons) beneficially owned 14,274.460 shares of the Fund (which constituted less than 1% of its then outstanding shares).

       The Board of Directors of the Fund recommends that the stockholders of the fund vote "FOR" the election of the nominees to serve as directors of the Fund. Shares of Common Stock Represented by Executed But Unmarked Proxies will be voted "FOR" the election of the nominees.

                             ADDITIONAL INFORMATION

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

       INVESCO Capital Mgmt. Inc. (the "Advisor") is authorized on behalf of the Fund to employ brokers to effect the purchase or sale of portfolio securities with the objective of obtaining prompt, efficient and reliable execution and clearance of such transactions at the most favorable price obtainable ("best execution") at reasonable expense. Transactions in securities other than those for which a securities exchange is the principal market are generally done through a principal market maker. However, such transactions may be effected through a brokerage firm and a commission paid whenever it appears that the broker can obtain a more favorable overall price. All brokerage commissions paid by the Fun will be paid to non affiliated brokers. In general, there may be no stated commission in the case of securities traded on the over-the-counter markets, but the prices of those securities may include undisclosed commissions or markups. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation generally referred to as the underwriter's concession or discount. During the Fund's fiscal year ended December 31, 1998, the Fund paid $145,644 in brokerage commissions, none of which were paid to affiliates of the Fund or the Advisor.

       The Advisor presently does, and may in the future, act as advisor to others. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Fund and other whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

       The policy of the Fund regarding purchases and sale of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such price and execution are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor of the type described in section 28(e) of the Securities Exchange Act of 1934, as amended. In doing so, the Fund may also pay higher commission rates than the lowest available when the Advisor believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment wire services; and appraisals or evaluations of portfolio securities. During the Fund's fiscal year ended December 31, 1998, the Advisor placed no portfolio transactions with firms supplying investment information to the Advisor.

                      DEFINITION OF "VOTE OF A MAJORITY OF
                    THE OUTSTANDING COMMON STOCK" OF THE FUND

       A majority of the Fund's outstanding common stock means more than 50% of the Fund's outstanding common stock present at a meeting at which more than 50% of the Fund's outstanding common stock are present or presented by proxy.

       The only voting securities of the Fund are its shares of common stock.

               SUBMISSION OF PROPOSALS FOR MEETING OF STOCKHOLDERS

       Under the current law of Maryland, in which state the Fund is incorporated, meetings of stockholders are required to be held only as provided in the Articles of Incorporation, By-Laws or, when necessary, under the Maryland Business Corporation Act. A shareholder proposal intended to be presented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the proxy statement and form of proxy related to such meeting.

                             SOLICITATION OF PROXIES

       In addition to the solicitation of proxies by mail, the cost of which has been paid by the Fund, the directors of the Fund and employees of the Advisor may solicit proxies in person or by telephone. Persons holding shares as nominees will upon request be reimbursed for their reasonable expenses in sending soliciting material to their principles.

                                    ADDRESSES

       The name and address of the Fund's investment advisor and administrator are as follows:

         Investment Advisor              Administrator
         -----------------               -------------
     INVESCO Capital Mgmt. Inc.      American Data Services, Inc.
     1315 Peachtree Street, N.E.     150 Motor Parkway
     Suite 500                       Suite 109
     Atlanta, Georgia  30309         Hauppauge, New York  11788

                                  OTHER MATTERS

       The Board of Directors of the Fund does not know of any matters to be presented at the meeting other than those mentioned in this Proxy Statement. If an event not now anticipated, or if any other matters properly come before the meeting, the shares represented by proxies will be voted with respect thereto in accordance with bet judgment of the person or persons voting the proxies.

                                       By Order of the Board of Directors


                                       /s/Ulice Payne, Jr., Secretary
                                       Ulice Payne, Jr., Secretary


Trinidad & Tobago, W.I.
April 21, 1999

                     THE CHACONIA INCOME & GROWTH FUND, INC.
                               c/o Foley & Lardner
                            777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Revoking any such prior appointments, the undersigned appoints Clarry Benn as proxy with the power of substitution to vote all the common stock of The Chaconia Income & Growth Fund, Inc. (the "Fund") registered in the name of the undersigned at the annual meeting of stockholders to be held at the offices of Foley & Lardner, 3000 K Street, N.W., Suite 500, Washington, D.C. 20007-5109, on Tuesday, May 18, 1999 at 1:00 P.M. (Eastern Time) and at any adjournments thereof.

1.     To  ratify  or  reject  the  selection  of  PricewaterhouseCoopers   LLP,
       independent certified public accountants, to audit the accounts of the Fund for the fiscal year ending December 31, 1999.

       _____ APPROVE         _____ DISAPPROVE             _____ ABSTAIN

2. To elect Directors _____ FOR all nominees listed below (except as marked to the contrary below)

                      _____ WITHHOLD AUTHORITY for all nominees listed below

(INSTRUCTIONS:    To withhold  authority to vote for any individual  nominee, strike a line through the nominee's name in the list below):

                  Judy Chang
                  Clarry Benn
                  Renrick Nickie
                  Dr. Roosevelt Williams
                  Dr. John A. Cole

3.     To transact such other business as may properly come before the meeting

The shares of common stock represented by this Proxy will be voted in accordance with the specifications made above. If no specifications are made, such shares will be voted to FOR Proposal 1 and FOR all nominees listed in Proposal 2.

NOTE: Please sign exactly as name appears on this card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the title of the signing officer. If a partner, please sign in the partnership name.

                            Receiptacknowledged of the Proxy Statement for the annual meeting of stockholders to be held on May 18, 1999


                            ----------------------------------------------------
                            (Signature of Shareholder)


                            ----------------------------------------------------
                            (Print First Name)                 (Print Last Name)


                            Date:                                         , 1999
                                 ----------------------------------------


                            I (we) do _____ do not _____ expect to be present at the meeting